UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 3, 2017
Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600,
Dallas, Texas 75225
(Address of principal executive offices) (zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed principally to reflect certain retrospective revisions for amounts reported in reportable segments that have been made to the consolidated financial statements of Energy Transfer Equity, L.P. (“ETE” or the “Partnership”) that were previously filed with the Securities and Exchange Commission by the Partnership on February 29, 2016 as Items 1, 7 and 8 to its Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”).
As a result of the transaction consummated between ETP Retail Holdings, LLC, an indirect wholly-owned subsidiary of Energy Transfer Partners, L.P., and Sunoco LP, amounts reported in ETE’s reportable segments in its consolidated financial statements have been retrospectively adjusted to reflect the transaction for periods prior to January 1, 2016.
In order to preserve the nature and character of the disclosures set forth in the 2015 Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the retrospective revision of amounts reported in ETE's reportable segments in its consolidated financial statements, as described above. No attempt has been made in the audited financial statements included in Exhibit 99.1 in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the 2015 Form 10-K to reflect events or occurrences after the date of the filing of the 2015 Form 10-K, February 29, 2016. Therefore, this Form 8-K should be read in conjunction with the 2015 Form 10-K, and filings made by ETE with the SEC subsequent to the filing of the 2015 Form 10-K, including ETE’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016 and September 30, 2016 filed on May 6, 2016, August 5, 2016 and November 9, 2016, respectively.
Item 9.01 of this Current Report on Form 8-K revises certain information contained in ETE’s 2015 Form 10-K to reflect these changes in amounts reported in ETE's reportable segments. In particular, Exhibit 99.1 contains a revised description of ETE’s business segments, financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Item 9.01    Financial Statements and Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP related to Energy Transfer Equity, L.P.
23.2	Consent of Ernst & Young LLP related to Sunoco LP
23.3	Consent of Ernst & Young LLP related to Susser Holdings Corporation
99.1
Revised Energy Transfer Equity, L.P. description of the business, financial statements as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Report of Independent Registered Public Accounting Firm — Ernst & Young LLP opinion on consolidated financial statements of Sunoco LP.
99.3	Report of Independent Registered Public Accounting Firm — Ernst & Young LLP opinion on consolidated financial statements of Susser Holdings Corporation.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.
		By:	LE GP, L.L.C., its General Partner

Date:	February 3, 2017	By:	/s/ Thomas E. Long
Thomas E. Long
Group Chief Financial Officer (duly authorized to sign on behalf of the registrant)